UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2023

ACCO BRANDS Corp

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-08454	36-2704017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Corporate Drive
Lake Zurich, Illinois		60047
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 541-9500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ACCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Managment

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation of Thomas W. Tedford as President and Chief Executive Officer, effective October 1, 2023

On September 26, 2023, the Board of Directors (the “Board”) of ACCO Brands Corporation (the “Company”), following the determination by and upon the recommendation of the Compensation and Human Capital Committee of the Board (the “Compensation Committee”), approved the compensation for Mr. Thomas W. Tedford in his capacity as President and Chief Executive Officer of the Company. Effective October 1, 2023, Mr. Tedford will receive an annual salary of $850,000, together with a target annual incentive plan (“AIP”) opportunity of 120% of base salary which will be prorated with respect to 2023. Mr. Tedford will continue to participate in the Company’s Executive Severance Plan (“ESP”) with the following payments and benefits:

•
Involuntary Termination: 24 months of base salary and two years of target bonus
•
Change-of-Control Termination: 2.99 times base salary plus 2.99 times target bonus for the year of separation

Additionally, Mr. Tedford will receive a Long-Term Incentive Plan Award (“LTIP”) with a grant value of $900,000 consisting of 67% Performance Stock Units (“PSUs”) and 33% Restricted Stock Units (“RSUs”).

Except as noted herein, the terms and conditions of Mr. Tedford’s AIP and LTIP awards are substantially the same as those established for all other executive officers in March of 2023, and his participation in the ESP is subject to the terms and conditions of the ESP previously disclosed by the Company in its proxy statement for the 2023 annual meeting of stockholders.

Compensation of Boris Elisman as Executive Chairman, effective October 1, 2023

On September 26, 2023, following the determination by and upon the recommendation of the Compensation Committee, the Board approved the compensation for Mr. Boris Elisman in his capacity as Executive Chairman of the Company. Effective October 1, 2023, Mr. Elisman will receive an annual salary of $750,000, together with a target AIP opportunity of 100% of base salary which will be prorated with respect to the 2023. Also effective October 1, 2023, Mr. Elisman will no longer be entitled to benefits under the Company’s ESP.

Section 9 - Financial Statements and Exhibits.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO Brands Corporation

Date:	September 29, 2023	By:	/s/ Pamela R. Schneider
Pamela R. Schneider, Senior Vice President, General Counsel and Corporate Secretary